Lord Abbett
                            Value Appreciation Fund

                                                              1995 ANNUAL REPORT

                              [ART - Picture of Violin]

Designed to help provide you with capital appreciation from a portfolio of the stocks of midsized companies

                                                          Report to Shareholders

                                     For the Fiscal Year Ended December 31, 1995

---------------      Lord Abbett Value Appreciation Fund completed fiscal 1995
                     on December 31 with a net asset value of $12.18 per share,
   [PHOTO OF         versus $9.81 per share one year ago (the latter figure has
RONALD P. LYNCH      been adjusted for capital gains distributions totaling
 APPEARS HERE]       $1.445 per share paid last February). In addition, the
                     Fund paid dividends totaling $.17 per share during the
---------------      year. The Fund, which focuses on midsized companies, had a total return (the percent change in net asset value
/s/ Ronald P. Lynch  assuming the reinvestment of all distributions) of 26.1%
                     for the year. Recently, the Fund's Board of Directors
Ronald P. Lynch      declared a dividend of $.16 per share and a capital gains
Chairman             distribution of $1.05 per share. Both were paid on January
                     24, 1996 to shareholders of record on January 17, 1996.

                     The stock market benefited from a favorable economic
                     environment in 1995. The economy grew at a modest, annual
                     rate of 2 1/2%, while inflation (as measured by the
---------------      Consumer Price Index) averaged just under 3%. The
                     combination of these factors enabled the Federal Reserve
   [PHOTO OF         Bank to reverse course and begin gradually lowering the
 ROBERT S. DOW       Federal Funds Rate in three, one-quarter point increments.
 APPEARS HERE]       The yield on the 30-year Treasury bond (which began the
                     year near 8%) was close to 6% by year-end.
---------------
                     We expect Gross Domestic Product in 1996 will grow at an
/s/ Robert S. Dow    annual rate of about 2%, with inflation remaining just
                     below 3%. We believe this environment will enable the
Robert S. Dow        Federal Reserve to lower the Federal Funds Rate from the
President            current 5 1/4% level toward 4 1/2% by mid-year. In this
                     "soft landing" scenario, we think 1996's corporate
January 31, 1996     earnings will be modestly below 1995's record levels.
                     Still, moderate growth and contained inflation, combined
                     with a lower interest-rate environment, should bode well
                     for the stock market, overall; although, corrections along the way are likely.

                     Your Fund started the year with an overweighting (relative to the unmanaged S&P Mid-Cap 400) in economically-sensitive stocks. This position was gradually decreased over the year, with most of the proceeds reinvested in the stocks of consumer non-durable companies (such as food and drugs/health care). We maintained major positions in savings and loans and insurance companies, which did well relative to the market. The Fund was underweighted in commercial banks; we also remained underweighted in technology stocks, which generally did not meet our value criteria. This underweighting hurt our relative performance for much of the year, until the relative overvaluation of technology stocks began to correct in the last few months.

                     "As we head into 1996...successful performance...will depend on individual stock selection."

                     As we head into 1996, we continue to look for undervalued, midsized companies. Because we believe the economy will not be much of a factor in driving any given company's earnings, successful performance of the portfolio will depend on individual stock selection.

                     We are pleased to announce that the Fund's Board of Directors elected Robert S. Dow as President of the Fund. Mr. Dow, who has been a partner of Lord, Abbett & Co. for nine years, is the Firm's Chief Investment Officer. The Board also voted to amend the Fund's name to better reflect its investment objective. Effective May 1, 1996, the Fund's name will be Lord Abbett Mid-Cap Value Fund. We are pleased to announce that Edward K. von der Linde has been named portfolio manager. Mr. von der Linde has assisted in the management of your Fund since 1988.

                     We are confident that our disciplined, value approach to investing will prove rewarding to our investors over the long term, and we look forward to helping you attain your financial objectives in 1996 and beyond.

The Mid-Cap Advantage

                     Lord Abbett Value Appreciation Fund is one of the few mutual funds in the industry that focuses on midsized companies while utilizing a value approach to investing. The Fund generally focuses on companies with market capitalizations ranging from $500 million to $3 billion. Because midsized companies operate from a smaller earnings base, it is mathematically easier for these companies to grow earnings at a faster rate than larger companies. Below are three reasons we believe opportunity exists in the mid-cap sector.

                     A Valuation Gap Exists

                   . Mid-cap companies have been less followed by investment
                     analysts and have been less a focus of investor interest in recent years. As a result, their price/earnings and price-to-book ratios are relatively attractive compared to large-cap companies. Also, we believe midsized companies offer the potential for higher growth rates than large companies.

                     Decreased Tax Burden

                   . Tax rates for capital gains are lower than rates on
                     ordinary income. By investing in mid-cap companies, the Fund derives a greater portion of its total return (price appreciation plus dividends) from capital appreciation than from income. The result: a smaller tax burden.

                     Targeted Investing Signals Opportunity

                   . Midsized companies often concentrate their efforts on one product or service. This singular focus means management's efforts are not diluted across many industries.

The Fund Versus Inflation

                     Years pass and prices increase. It seems to be a fact of life. Another fact: if your purchasing power does not keep up with inflation, your standard of living will suffer. Historically, stocks have proven a successful defense against the erosion caused by inflation.

                     In our illustration, 1985 and 1995 are actual costs--then and now. "Value Appreciation Fund 1995" is what the 1985 amount would have grown to had it been invested in the Fund. Investments in Lord Abbett Value Appreciation Fund (up 196.5%) surpassed increases in the cost of living (up 40.7%(1)) in these 10 years. Finding investments that grow faster than inflation is one important way to maintain--and enhance--your lifestyle.

                              [ART APPEARS HERE]

                               One-Year Private    One-Family House(2)  Income per Capita(2)
                               College Tuition(2)
1985                               $ 5,418              $ 90,800              $12,339
1995                               $12,432              $136,700              $19,860
Value Appreciation Fund 1995       $16,064              $269,222              $36,585

                     Lord Abbett Value Appreciation Fund's results reflect total return at net asset value, with all distributions reinvested for the 10 years ended 12/31/95. See Important Information on page 2.

                     (1) December 1995 figure is estimated.

                     (2) National average.

                     Sources: U.S. Department of Education, Statistics Bureau Section, College Board Annual Survey of Colleges; National Association of Realtors, Research Division; Department of Commerce, Bureau of Economic Analysis Statistics.

Average Annual Total Returns

                     Average annual total returns for periods ended 12/31/95 at the 5.75% maximum sales charge, with all distributions reinvested:

                                  1 year:            +18.80%
                                  5 years:           +13.61%
                                 10 years:           +10.83%

                     The past performance of the Fund, stocks and inflation is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Value of a Managed Equity Portfolio

                     The cost of goods and services (as measured by the Consumer Price Index) has risen steadily over the past 10 years, increasing at an average of 3.5%/(1)/ per year. Over this time frame, the 6.3% average annual return of CDs outpaced inflation. However, investors in the Fund saw their $100,000 investment grow an average of 11.1% per year, to $285,439.

                     There is no doubt that when it comes to saving for near-term obligations, CDs are important. But, when investing for long-term goals such as a house, a child's education or retirement, owning good companies through a fund like Lord Abbett Value Appreciation Fund can help your money work harder for you.


                     Growth of $100,000: 12/31/85-12/31/95

Date                     The Fund (2)        Six-Month CD (3)         Inflation (Consumer Price Index)
12/31/85                $ 96272             $100000                  $100000
12/31/86                 112007              106548                   101098
12/31/87                 107328              113950                   105581
12/31/88                 124095              122880                   110247
12/31/89                 149034              134155                   115371
12/31/90                 142117              145206                   122415
12/31/91                 180999              154036                   126167
12/31/92                 205366              159961                   129826
12/31/93                 234024              165234                   133394
12/31/94                 226381              172992                   136962
12/31/95                 285439              183434                   140714

Cumulative Total
Returns(2) Over
10 Years

The Fund:    185.4%
CDs:          83.4%
Inflation(1): 40.7%

                     (1) December 1995 figure is estimated.

                     (2) The Fund's results reflect the deduction of the reduced sales charge of 3.75% applicable to investments of $100,000. All distributions were reinvested.

                     (3) Source: Salomon Brothers and The Federal Reserve Bank.

                     Total return is the percent change in value assuming the reinvestment of all distributions. Results of the CD investment reflect the average six-month CD rate available each year during the period. It is important to remember that, unlike the Fund, a CD's rate and principal are guaranteed if held until maturity. The Federal Deposit Insurance Corporation ("FDIC") insures CDs up to $100,000.

Important Information

                     Results quoted herein represent past performance based on the current sales charge schedule and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The Fund's sales charge structure has changed from the past. The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. If used as sales material after 3/31/96, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Statement of Net Assets December 31, 1995

                                                                                                     Number of      Market Value
                        Security                                                                        Shares         (Note 1a)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN COMMON STOCKS 94.63%
--------------------------------------------------------------------------------------------------------------------------------
Aerospace               AAR Corp.-Major supplier of products and services for the
2.00%                   worldwide aviation industry                                                    165,000     $  3,630,000
                        SPACEHAB Inc.+-Develops and operates habitable modules for space-based research and cargo services aboard the U.S. Space
                        Shuttle system                                                                  75,000          918,750
                        Total                                                                                         4,548,750
--------------------------------------------------------------------------------------------------------------------------------
Apparel                 Jones Apparel Group+-Leading designer, manufacturer and marketer
2.34%                   of women's apparel                                                             135,000        5,315,625
--------------------------------------------------------------------------------------------------------------------------------
Auto Parts              Genuine Parts Company-National distributor of automotive replacement
9.42%                   parts                                                                          150,000        6,150,000
                        Johnson Controls, Inc.-Diversified manufacturer of auto seats, car batteries, plastic beverage containers and systems for
                        commercial buildings                                                           100,000        6,875,000
                        Snap-On, Inc.-Manufactures and distributes hand tools and diagnostic
                        equipment for the automotive industry                                          185,000        8,371,250
                        Total                                                                                        21,396,250
--------------------------------------------------------------------------------------------------------------------------------
Banks: Money Center
2.04%                   Bank of Boston Corp.-Major money-center bank                                   100,000        4,625,000
--------------------------------------------------------------------------------------------------------------------------------
Chemicals               Hanna, M.A. Co.-Leading producer and distributor of plastic
4.29%                   compounds, resins and additives                                                130,000        3,640,000
                        Lyondell Petrochemical Co.-Integrated manufacturer and marketer
                        of petrochemicals and refined petroleum products                                80,000        1,830,000
                        Nalco Chemical Co.-Producer of specialty chemicals for water and
                        wastewater treatment and other industrial uses                                  65,000        1,958,125
                        Union Carbide Corp.-Major U.S.-based producer of plastics and chemicals         62,000        2,325,000
                        Total                                                                                         9,753,125
--------------------------------------------------------------------------------------------------------------------------------
Containers              Sonoco Products Co.-A leading U.S. producer of specialty paper and
2.18%                   plastic packaging components                                                   189,000        4,961,250
--------------------------------------------------------------------------------------------------------------------------------
Drugs/Health Care       DSG International Ltd.-Global manufacturer of disposable diapers               120,000        1,500,000
Products                Laboratory Corporation of America-Major provider of clinical
7.36%                   laboratory testing services in the U.S.                                        223,200        2,092,500
                        Mallinckrodt Group Inc.-Producer of medical products, specialty
                        chemicals and veterinary supplies                                              195,000        7,093,125
                        Vivra Inc.+-Leading provider of end-stage renal dialysis treatment             240,000        6,030,000
                        Total                                                                                        16,715,625
--------------------------------------------------------------------------------------------------------------------------------
Electric Power          Ipalco Enterprises Inc.-Major midwestern electric utility holding company      100,000        3,812,500
2.18%                   SCANA Corp.-Major southeastern electric and gas utility holding company         40,000        1,145,000
                        Total                                                                                         4,957,500
--------------------------------------------------------------------------------------------------------------------------------
Electronics: Equipment  EMC Corp.+-A supplier of high-performance storage devices and
3.69%                   related services                                                                75,000        1,153,125
                        Loral Corp.-Major manufacturer of electronic warfare and communications
                        systems                                                                         60,000        2,122,500
                        Perkin-Elmer Corp.-Leading manufacturer of analytical instruments and
                        life science systems                                                           135,000        5,096,250
                        Total                                                                                         8,371,875
--------------------------------------------------------------------------------------------------------------------------------
Food                    Dean Foods Co.-Major producer of dairy foods, canned and frozen vegetables     200,000        5,500,000
9.37%                   Hershey Foods Corp.-Major U.S. maker of chocolate and confectionary products    70,000        4,550,000
                        Supervalu Inc.-Second largest U.S. food wholesaler                             140,000        4,410,000
                        Universal Foods Corp.-Manufacturer of yeast, flavorings, colorants and
                        dried spices for the food industry                                             170,000        6,821,250
                        Total                                                                                        21,281,250
--------------------------------------------------------------------------------------------------------------------------------
Hotel/Motel             Patriot American Hospitality Inc.-Hotel real estate investment trust           100,000        2,575,000
2.44%                   Starwood Lodging Trust-Hotel real estate investment trust                      100,000        2,975,000
                        Total                                                                                         5,550,000
--------------------------------------------------------------------------------------------------------------------------------
Insurance               Alexander & Alexander Services-Second largest insurance broker in the world    191,500        3,638,500
4.83%                   The Progressive Corporation-Insurance holding company specializing in
                        non-standard auto insurance                                                     60,000        2,932,500
                        Transatlantic Holdings Inc.-International property and casualty reinsurer       60,000        4,402,500
                        Total                                                                                        10,973,500
--------------------------------------------------------------------------------------------------------------------------------
Machinery: Diversified  Goulds Pumps, Inc.-Largest U.S. producer of industrial and residential
2.42%                   pump systems                                                                   220,000        5,500,000
                        --------------------------------------------------------------------------------------------------------

Statement of Net Assets December 31, 1995

                                                                                              Number of Shares      Market Value
                        Security                                                           or Principal Amount         (Note 1a)
--------------------------------------------------------------------------------------------------------------------------------
Miscellaneous           Moore Corp. Ltd.-World's largest manufacturer of business forms
5.44%                   and related products                                                           350,000     $  6,518,750
                        National Service Industries, Inc.-Diversified manufacturer of lighting
                        equipment, rental uniforms and specialty chemicals                             180,000        5,827,500
                        Total                                                                                        12,346,250
--------------------------------------------------------------------------------------------------------------------------------
Natural Gas
Diversified             Sonat Inc.-Major diversified energy company with interests in natural
1.25%                   gas pipelines, exploration and drilling                                         80,000        2,850,000
--------------------------------------------------------------------------------------------------------------------------------
Natural Gas             The Coastal Corporation-A diversified gas pipeline company                      95,000        3,538,750
Transmission            Eastern Enterprises-Natural gas distributor in Massachusetts                   195,000        6,873,750
6.49%                   Equitable Resources, Inc.-Natural gas distributor in Appalachia;
                        oil and gas exploration                                                        100,000        3,125,000
                        Western Gas Resources, Inc.-An owner and operator of natural gas
                        processing plants                                                               75,000        1,209,375
                        Total                                                                                        14,746,875
--------------------------------------------------------------------------------------------------------------------------------
Oil: Domestic           Kerr-McGee Corp.-Oil and gas exploration and production, refining
2.14%                   and chemicals                                                                   30,000        1,905,000
                        Ultramar Corp.-Refiner and marketer of petroleum products                      115,000        2,961,250
                        Total                                                                                         4,866,250
--------------------------------------------------------------------------------------------------------------------------------
Oil Well Equipment/
Service                 COFLEXIP S.A. Sponsored ADR-World leader in design, manufacture and
1.51%                   installation of flexible pipe for offshore petroleum transportation            180,900        3,414,488
--------------------------------------------------------------------------------------------------------------------------------
Paper and Forest
Products                James River Corp.-Producer of paper-based consumer products, packaging
3.16%                   and communication papers                                                       220,000        5,307,500
                        Westvaco Corporation-Major producer of paper and paperboard products            67,500        1,873,125
                        Total                                                                                         7,180,625
--------------------------------------------------------------------------------------------------------------------------------
Printing and
Publishing
1.55%                   Banta Corp.-A leading U.S. printer of books, magazines and catalogs             80,000        3,520,000
--------------------------------------------------------------------------------------------------------------------------------
Railroads               Canadian National Railway (partially paid)+-Major Canadian-based
1.39%                   railroad operator                                                               30,100          451,500
                        Illinois Central Corp.-Major midwestern freight railroad operator               70,000        2,686,250
                        Total                                                                                         3,137,750
--------------------------------------------------------------------------------------------------------------------------------
Restaurants             Brinker International Inc.+-Major developer and operator of casual
2.20%                   dining restaurants                                                             330,000        4,991,250
--------------------------------------------------------------------------------------------------------------------------------
Retail                  Dillard Department Stores Inc.-Southwestern department store chain              70,000        1,995,000
1.32%                   Nordstrom Inc.-Major national department store chain                            25,000        1,012,500
                        Total                                                                                         3,007,500
--------------------------------------------------------------------------------------------------------------------------------
Savings and Loan        Ahmanson, H.F. & Co.-Largest savings and loan holding company in the U.S.      250,000        6,625,000
7.22%                   Glendale Federal Bank FSB-California savings and loan                          100,000        1,750,000
                        Great Western Financial Corp.-A leading savings and loan company               315,000        8,032,500
                        Total                                                                                        16,407,500
--------------------------------------------------------------------------------------------------------------------------------
Textiles: Apparel
1.18%                   Fruit of The Loom-Low-cost producer of non-fashion apparel and undergarments   110,000        2,681,250
--------------------------------------------------------------------------------------------------------------------------------
Tire and Rubber Goods   Cooper Tire & Rubber Company-Major manufacturer of replacement tires and
3.58%                   inner tubes for cars, trucks and buses                                         175,000        4,309,375
                        Standard Products Co.-Manufactures plastic and rubber products for
                        the automotive and appliance industries                                        216,600        3,817,575
                        Total                                                                                         8,126,950
--------------------------------------------------------------------------------------------------------------------------------
Toys
1.64%                   Hasbro Inc.-Major U.S. manufacturer of toys and games                          120,000        3,720,000
                        --------------------------------------------------------------------------------------------------------
                        Total Investments in Common Stocks (Cost $176,097,353)                                      214,946,438
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES 5.37%
--------------------------------------------------------------------------------------------------------------------------------
Short-Term              American Express Credit Corp. 5.61% due 1/3/1996                                3,400M        3,400,000
Investments,            Ford Motor Credit Corp. 5.8% due 1/2/1996                                       5,100M        5,100,000
at Cost                 General Electric Capital Corp. 5.9% due 1/4/1996                                3,000M        3,000,000
                        Prudential Funding Corp. 5.65% due 1/5/1996                                     2,100M        2,100,000
                        Total Short-Term Investments                                                                 13,600,000
                        --------------------------------------------------------------------------------------------------------

Statement of Net Assets December 31, 1995

                                                                                                                    Market Value
                                                                                                                       (Note 1a)
--------------------------------------------------------------------------------------------------------------------------------
Cash and Receivables, Net of Liabilities                                                                           $ (1,397,862)
--------------------------------------------------------------------------------------------------------------------------------
                        Total Other Assets, Less Liabilities                                                        (12,202,138)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets              (equivalent to $12.18 a share on 18,649,432 shares of $.10 par
100.00%                 value capital stock outstanding;
                        authorized, 150,000,000 shares)                                                            $227,148,576
                        --------------------------------------------------------------------------------------------------------

 The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.
+Non-income producing.
 See Notes to Financial Statements.


Portfolio Changes

Issues added to or eliminated from the portfolio (exclusive of U.S. Government obligations and short-term investments) during the six months ended December 31, 1995

Additions+    Canadian National Railway
                (partially paid)
              Crown Vantage Inc.*
              Dillard Department Stores Inc.
              EMC Corp.
              Fruit of The Loom
              Glendale Federal Bank FSB
              Hasbro Inc.
              Laboratory Corporation of America
              Nordstrom Inc.
              Patriot American Hospitality Inc.
              SCANA Corp.
              Sonat Inc.
              SPACEHAB Inc.
--------------------------------------------------------------------------------
Eliminations+ Birmingham Steel Corporation
              Crown Vantage Inc.*
              Equitable of Iowa
              Federal Paper Board Inc.
              Guidant Corp.
              Haemonetics Corp.
              Harris Corp.
              John Alden Financial Corp.
              Praxair, Inc.
              Ryder Systems Inc.
              VF Corp.
              Warnaco Group Class A

+Includes securities previously classified in the Investment Portfolio under "Other".

*Crown Vantage Inc. was received as a tax-free stock distribution from James
 River Corp.


Statement of Operations For the Year Ended December 31, 1995

Investment Income
--------------------------------------------------------------------------------------------------------------------------------
Income           Dividends                                                   $ 5,024,936
                 Interest                                                        653,057
                 Total income                                                                     $ 5,677,993
--------------------------------------------------------------------------------------------------------------------------------
Expenses         Management fee (Note 5)                                       1,584,007
                 12b-1 distribution plan (Note 5)                                412,336
                 Shareholder servicing                                           372,000
                 Reports to shareholders                                          84,000
                 Audit                                                            48,000
                 Other                                                           117,624
                 Total expenses                                                                     2,617,967
                 Net investment income                                                              3,060,026
Net Realized and Unrealized Gain on Investments (Note 4)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain from security transactions (excluding short-term securities)
                 Proceeds from sales                                          88,266,005
                 Cost of securities sold                                      68,221,470
                 Net realized gain                                            20,044,535
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
                 Beginning of year                                            14,542,344
                 End of year                                                  38,849,085
                 Net unrealized appreciation                                  24,306,741
                 Net realized and unrealized gain on investments                                   44,351,276
Net Increase in Net Assets Resulting from Operations                                              $47,411,302
--------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

Statements of Changes in Net Assets


                                                                                                        Year Ended December 31,
Increase (Decrease) in Net Assets                                                                         1995             1994
--------------------------------------------------------------------------------------------------------------------------------
Operations      Net investment income                                                             $  3,060,026     $  3,048,458
                Net realized gain from securities transactions                                      20,044,535       24,301,857
                Net unrealized appreciation (depreciation) of investments                           24,306,741      (34,053,037)
                Net increase (decrease) in net assets resulting from operations                     47,411,302       (6,702,722)
--------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of shares sold (reacquired) (Note 1d)            (41,423)          25,456
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
                Net investment income                                                               (2,778,098)      (2,579,254)
                Net realized gain from security transactions                                       (23,613,521)     (14,064,523)
                Total distributions                                                                (26,391,619)     (16,643,777)
--------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
                Net proceeds from sales of 2,103,934 and 1,994,914 shares, respectively             22,817,148       22,968,898
                Net asset value of 2,422,885 and 1,223,992 shares, respectively, issued to shareholders in reinvestment of net investment income and realized gain
                from security transactions                                                          23,501,594       14,664,505
                Total                                                                               46,318,742       37,633,403
                Cost of 2,829,370 and 2,281,809 shares reacquired, respectively                    (30,936,149)     (26,043,542)
                Increase in net assets derived from capital share transactions
                (net increase of 1,697,449 and 937,097 shares, respectively)                        15,382,593       11,589,861
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                                                   36,360,853      (11,731,182)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                Beginning of year                                                                  190,787,723      202,518,905
                End of year (including undistributed net investment income of $2,684,267 and
                $2,613,098, respectively)                                                         $227,148,576     $190,787,723
--------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights

                                                                                              Year Ended December 31,
Per Share Operating Performance:                                1995        1994        1993        1992         1991
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                          $  11.25    $  12.65    $  12.60    $  11.81    $    9.80
          ------------------------------------------------------------------------------------------------------------
          Income from investment operations
                  Net investment income                         .162         .18         .16         .20          .23
                  Net realized and unrealized gain (loss)
                  on investments                               2.383       (.545)       1.42        1.31         2.30
                  Total from investment operations             2.545       (.365)       1.58        1.51         2.53
          ------------------------------------------------------------------------------------------------------------
          Distributions
                  Dividends from net investment income          (.17)       (.16)       (.20)       (.22)        (.26)
                  Distributions from net realized gain        (1.445)      (.875)      (1.33)       (.50)        (.26)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                $  12.18    $  11.25    $  12.65    $  12.60    $   11.81
----------------------------------------------------------------------------------------------------------------------
Total Return*                                                  26.09%      (3.27)%     13.95%      13.46%       27.36%
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------
                  Net assets, end of year (000)             $227,149    $190,788    $202,519    $173,380     $166,056
          Ratios to Average Net Assets:
          ------------------------------------------------------------------------------------------------------------
                  Expenses                                      1.27%       1.12%       1.22%       1.22%        1.14%
                  Net investment income                         1.48%       1.53%       1.35%       1.71%        2.16%
          Portfolio turnover rate                              41.42%      57.49%      33.42%      62.55%       34.20%
----------------------------------------------------------------------------------------------------------------------
*Total return does not consider the effects of sales loads.
See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Company. The policies are in conformity with generally accepted accounting principles.

(a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors; such procedures require the use of estimates.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income in taxable distributions. Therefore, no income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued on a daily basis.

(d) A portion of proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

2. Distributions

Taxable net realized gain from security transactions, if any, is declared in December of the current year or January of the succeeding year. At December 31, 1995, undistributed net realized gain for financial reporting purposes, which is substantially the same as for federal income tax purposes, aggregated $20,132,871.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles. These differences are primarily caused by differences in the timing of recognition of certain components of income, expense or capital gain. Where such differences are permanent in nature, they are reclassified in the Sources of Net Assets based upon their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value of the Fund.

3. Capital Paid In

At December 31, 1995, capital paid in aggregated $164,482,353.

4. Purchases and Sales of Securities

Purchases and sales of investment securities (other than short-term investments) aggregated $80,866,940 and $88,266,005, respectively.

Security gains and losses are computed on the identified cost basis.

As of December 31, 1995, net unrealized appreciation for federal income tax purposes aggregated $38,849,085, of which $42,794,777 related to appreciated securities and $3,945,692 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at December 31, 1995 was substantially the same as the cost for financial reporting purposes.

5. Management Fee and Other Transactions with Affiliates

Lord, Abbett & Co. received a management fee of $1,656,007 for which it supplied investment management, research, statistical and advisory services and paid officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: .75 of 1% on the first $200 million; .65 of 1% on the next $300 million; and .50 of 1% on the excess over $500 million. Lord, Abbett & Co. also received $29,975, representing payment of commissions on sales of capital stock of the Company after deducting $305,733 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord, Abbett & Co.

The Company has a Rule 12b-1 Plan providing for (a) the payment of a service fee to dealers at the annual rate of .15% of the average daily net asset value of the Company's shares sold by dealers prior to June 1, 1990 and .25% of the average daily net asset value of such shares sold on or after that date and (b) a one-time 1% distribution fee, at the time of sale, on such shares sold at net asset value of $1 million or more.

6. Directors' Remuneration

The Directors of the Company associated with Lord, Abbett & Co. and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees, including attendance fees for board and committee meetings, and outside Directors' retirement costs, are allocated among all funds in the Lord Abbett group based on net assets of each fund. The direct remuneration accrued during the period for outside Directors of the Company as a group was $4,014 (exclusive of expenses), a portion of which has been deemed invested in shares of the Company under a deferred compensation plan contemplating future payment of the value of those shares. As of December 31, 1995, the aggregate amount in Directors' accounts maintained under the plan was $194,944. Retirement costs accrued during the period amounted to $2,424.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Value Appreciation Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Value Appreciation Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Value Appreciation Fund, Inc. at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the above-stated periods in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
February 9, 1996


This report to shareholders inaugurates a new procedure whereby a single copy of the report is sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.



Our Management
Board of Directors
Ronald P. Lynch
Robert S. Dow
Thomas S. Henderson
E. Thayer Bigelow*+
Stewart S. Dixon*
John C. Jansing*
C. Alan MacDonald*+
Hansel B. Millican, Jr.*+
Thomas J. Neff*
* Outside Director
+ Audit Committee

Officers
Ronald P. Lynch, Chairman
Robert S. Dow, President
Edward K. von der Linde, Executive
Vice President and Portfolio Manager
Kenneth B. Cutler, Vice President
and Secretary
Stephen I. Allen, Vice President
Daniel E. Carper, Vice President
Thomas S. Henderson, Vice President
Robert G. Morris, Vice President
E. Wayne Nordberg, Vice President
John J. Walsh, Vice President
John J. Gargana, Jr., Vice President
Paul A. Hilstad, Vice President
and Assistant Secretary
Thomas F. Konop, Vice President and
Assistant Secretary
Victor W. Pizzolato, Vice President
Keith F. O'Connor, Treasurer
Joseph Van Dyke, Assistant Treasurer
Lydia Guzman, Assistant Secretary
Robert M. Hickey, Assistant Secretary
A. Edward Oberhaus III,
Assistant Secretary

Investment Manager and
Underwriter
Lord, Abbett & Co.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
212-848-1800

Custodian
The Bank of New York

Transfer Agent
United Missouri Bank of
Kansas City, N.A.

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, MO 64141
800-821-5129

Auditors
Deloitte & Touche LLP
New York, NY

Counsel
Debevoise & Plimpton
New York, NY

Copyright (C) 1996 by Lord Abbett Value Appreciation Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Value Appreciation Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved.  Printed in the U.S.A.

Lord, Abbett & Co.

                      A Tradition of Performance Through

                               Disciplined
                                   Investing

                             --------------------

                             [PHOTO - Of Lord Abbett Personnel below]

                             --------------------
                             (seated)
                             John J. Walsh, partner

                             (standing, left to right)
                             Edward K. von der Linde,
                             portfolio manager--Lord Abbett
                             Value Appreciation Fund

                             W. Thomas Hudson, Jr.,
                             portfolio manager


A successful long-term track record is evidence of a successful investment strategy. For decades we, at Lord, Abbett & Co., have believed that investing with a disciplined, value approach is the best way to achieve competitive returns and reduce portfolio risk. This commitment and the dedication of our team of 47 investment professionals have helped us earn the trust of financial professionals and investors for over 65 years.


                               About Your Fund's
                                   Board of
                                   Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience; Lord Abbett Value Appreciation Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, John C. Jansing.

                            John C. Jansing,
                            Director--Lord Abbett
                            Value Appreciation Fund

                            -----------------------

                              [PHOTO John C. Jansing]

                            -----------------------

An alumnus of Dartmouth College, Mr. Jansing is the founder and retired Chairman of Independent Election Corporation of America, a proxy tabulating firm. His diversified business career has spanned 40 years and includes extensive experience in the investment company industry.

Mr. Jansing has served on the American Stock Exchange Board of Governors as well as on a Securities and Exchange Commission Special Advisory Committee on Investment Advisors. He has been an independent director for all of Lord Abbett's funds since 1978.

                               Investing in the
                        Lord Abbett
                                    Family of Funds

---------------------------------------------------------------------------------------------------------------
GROWTH
---------------------------------------------------------------------------------------------------------------
                                                                                                         INCOME
---------------------------------------------------------------------------------------------------------------
Growth         Growth &          Balanced          Income                  Tax-Free        Money
Funds          Income Funds      Fund              Funds                   Income Funds    Market Fund
Developing     Affiliated Fund   Investment        U.S. Government         *National       U.S. Government
Growth Fund                      Trust-            Securities Fund*                        Securities
                                 Balanced Series                           *California     Money Market Fund*+
Value          Fundamental                         Bond-Debenture
Appreciation   Value Fund                          Fund                    *Connecticut
Fund
                                                   Global Fund-            *Florida
Global Fund-                                       Income Series
Equity Series                                                              *Georgia
                                                   Investment
                                                   Trust-Limited           *Hawaii
                                                   Duration U.S.
                                                   Government Securities   *Michigan
                                                   Series*
                                                                           *Minnesota

                                                                           *Missouri

                                                                           *New Jersey

                                                                           *New York

                                                                           *Pennsylvania

                                                                           *Texas

                                                                           *Washington

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your financial adviser provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Value Appreciation Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your financial adviser or Lord, Abbett & Co. at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your financial adviser can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your financial adviser can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 25 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your financial adviser to help you customize your investment plan.

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ There can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.


[LOGO OF LORD, ABBETT & CO. APPEARS HERE]


                                                                     LAVA-2-1295
The GM Building * 767 Fifth Avenue * New York, NY 10153-0203              (2/96)